                                 AMENDMENT NO. 1
                                       TO
      SECOND AMENDED AND RESTATED MASTER ADMINISTRATIVE SERVICES AGREEMENT

     The Master Administrative Services Agreement (the "Agreement"), dated July 1, 2006, by and between A I M Advisors, Inc., a Delaware corporation, and AIM Equity Funds, a Delaware business trust is hereby amended as follows:

                                   WITNESSETH:

     WHEREAS, the parties desire to amend the Agreement to delete AIM Select Basic Value Fund from the Agreement;

     NOW, THEREFORE, the parties agree as follows;

     1. Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
          AMENDED AND RESTATED MASTER ADMINISTRATIVE SERVICES AGREEMENT
                                       OF
                                AIM EQUITY FUNDS

PORTFOLIOS                                           EFFECTIVE DATE OF AGREEMENT
----------                                           ---------------------------
AIM Capital Development Fund                                July 1, 2006
AIM Charter Fund                                            July 1, 2006
AIM Constellation Fund                                      July 1, 2006
AIM Diversified Dividend Fund                               July 1, 2006
AIM Large Cap Basic Value Fund                              July 1, 2006
AIM Large Cap Growth Fund                                   July 1, 2006"

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: February 27, 2007

                                        A I M ADVISORS, INC.


Attest: /s/ Stephen R. Rimes            By: /s/ Philip A. Taylor
        -----------------------------       ------------------------------------
        Assistant Secretary                 Philip A. Taylor
                                            President

(SEAL)


                                        AIM EQUITY FUNDS


Attest: /s/ Stephen R. Rimes            By: /s/ Philip A. Taylor
        -----------------------------       ------------------------------------
        Assistant Secretary                 Philip A. Taylor
                                            President

(SEAL)